Proxy Statement

                    Pursuant to Section 14(a)
                   of the Securities Exchange
                           Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]


Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of Commission Only (as permitted by
Rule
     14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240-14a-11(c) or 240.14a-12.



                   CREDO PETROLEUM CORPORATION

         (Name of Registrant as Specified in Its Charter)




                         Not Applicable

           (Names of Person(s) Filing Proxy Statement)

                   CREDO PETROLEUM CORPORATION
________________________________________________________________



             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held March 15, 2001

________________________________________________________________



     You are invited to attend or to be represented by proxy at the Annual Meeting of Stockholders of CREDO Petroleum Corporation, a Colorado corporation, to be held at the Wells Fargo Bank West, N.A., Forum Room, Seventeenth and Broadway, Denver, Colorado, on March 15, 2001 at 2:30 p.m., MST, for the purposes set forth below.

     1. To elect two Class I directors to serve until the year 2004 Annual Meeting of Stockholders.

     2. To ratify the appointment of independent auditors for the fiscal year 2001.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on February 1, 2001 are entitled to vote at the meeting. You are cordially invited to attend the meeting in person.

     Whether or not you plan to attend the meeting, it is important that you return your signed proxy. Your vote is important regardless of the number of shares you own.

                              BY ORDER OF THE BOARD OF DIRECTORS



                                   William F. Skewes
                                   Secretary and General Counsel

February 1, 2001
Denver, Colorado


________________________________________________________________


PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN
IT PROMPTLY SO THAT YOUR VOTE CAN BE RECORDED WHETHER OR NOT YOU
PLAN TO ATTEND THE MEETING.  NO POSTAGE IS REQUIRED IF MAILED IN
THE UNITED STATES.

You May Revoke Your Proxy And Vote In Person
If You Attend The Meeting.

________________________________________________________________

                   CREDO PETROLEUM CORPORATION
        1801 Broadway, Suite 900, Denver, Colorado 80202
                     _______________________

                         PROXY STATEMENT
                     _______________________

         ANNUAL MEETING OF STOCKHOLDERS, MARCH 15, 2001

     Your proxy in the enclosed form is solicited by the Board of Directors of CREDO Petroleum Corporation for use at the Annual Meeting of Stockholders to be held on Thursday, March 15, 2001 at 2:30 p.m., MST, at the Wells Fargo Bank West, N.A., Forum Room, Seventeenth and Broadway, Denver, Colorado, and any adjournment thereof. This proxy material was mailed to stockholders on or about February 8, 2001.

     Only stockholders of record at the close of business on February 1, 2001 will be entitled to vote at the meeting. On that date, there were 3,061,024 shares of common stock outstanding and entitled to vote, excluding 617,428 shares held in the Company's treasury.

     All shares represented by properly executed, unrevoked proxies timely received in proper form will be voted in accordance with the directions specified thereon. Any such proxy on which no direction is specified will be voted in favor of the election of the nominees named herein to the Board of Directors and for ratification of the appointment of Hein + Associates as independent auditors for the Company for fiscal 2001. In addition, all proxies will be voted in accordance with the judgement of the proxy holders with respect to any other matter which may properly come before the meeting. Any stockholder giving a proxy may revoke that proxy at any time before it is voted at the meeting by executing a later dated proxy, by voting by ballot at the meeting, or by filing with the Election Judge an instrument of revocation.

            VOTING SHARES AND PRINCIPAL STOCKHOLDERS

     The $.10 par value common stock of the Company is the only class of capital stock outstanding. Each outstanding share of common stock is entitled to one vote with respect to each matter to be voted on by the stockholders, which vote may be given in person or by proxy duly authorized in writing. Cumulative voting is not permitted. A majority of the shares of outstanding common stock will constitute a quorum for transaction of business at the meeting. The affirmative vote of the majority of the total number of shares represented and voted at the meeting, assuming a quorum is present, is necessary for the approval of each of the matters being voted upon. Shares that either abstain from voting on the proposals presented as to a nominee for director or which lack authority to vote will have no effect in the tabulation of votes although both will be counted toward the presence of a quorum.

     The only persons known to own of record or beneficially more than 5% of the Company's common stock as of February 1, 2001 are set forth below.

                              Amount and Nature of    Percent
     Name and Address         Beneficial Ownership    of Class
     ----------------         --------------------    --------
     James T. Huffman
     6919 S. Steele Street
     Littleton, Colorado 80122       459,209(1)        15.0%

     R. K. O'Connell
     P.O. Box 2003
     Casper, Wyoming 82602           169,419(2)         5.5%
     _______________________
     (1) Includes 147,880 shares owned by members of
         Mr. Huffman's family.
     (2) Includes 12,817 shares owned by Mr. O'Connell's wife and by a corporation for which he serves as an officer.

                     DIRECTORS AND OFFICERS
          Election of Directors (Item 1 on Proxy Card)

     The Articles of Incorporation, as amended, classify members of the Board of Directors into three classes having staggered terms of three years each. The Board of Directors presently consists of seven directors including six outside directors who have particular expertise in areas considered essential to the Company's business--namely geology, land, petroleum engineering, legal and accounting. The three Class I directors presently serving are Mr. Butterly, Mr. Skewes and Mr. Hall. Mr. Butterly is a certified public accountant ("CPA") and brings that particular expertise to the Board. Mr. Butterly has elected to retire from the Board effective with this Annual Meeting, and thus, will not stand for re-election. Mr. Hall is also a CPA, recently retired from Pricewaterhouse Coopers, and has been elected to the Board in preparation for Mr. Butterly's retirement. Mr. Hall will stand for election as a Class I director.

     The directors to be elected to the Board in Class I at the 2001 Annual Meeting of Stockholders will serve until the 2004 Annual Meeting and until their successors are duly elected and qualified. Class III and Class II directors will continue to serve until the 2002 and 2003 Annual Meetings of Stockholders, respectively, and until their successors are duly elected and qualified.

     The Class I nominees named below are presently members of the Board of Directors. Unless your proxy contains contrary instructions, it will be voted for the nominees. Should the nominees become unable to serve, which is not anticipated, the proxies will vote for such substitute nominee as recommended by the Board of Directors. Any vacancy occurring in a class following the election of that class may be filled by the Board of Directors. A director selected to fill a vacancy in a class will hold office for a term expiring at the annual meeting at which the term of that class expires and until a successor is duly elected and qualified.

     The following table sets forth certain information with respect to each nominee and each director whose term of office will continue after the meeting.

      Information Concerning Director Nominees and Continuing Directors

                                                            Shares of Common
                                                               Stock Owned
 Name, Age, Position          Business Experience             Beneficially
    With Company          and Directorships in Other          and Percent
and Term as Director    Public or Investment Companies         of Class(1)
--------------------  ------------------------------------  ----------------
          CLASS I - NOMINEES FOR ELECTION AT THE 2001 ANNUAL MEETING
                        WHOSE TERMS WILL EXPIRE AT THE 2004 ANNUAL MEETING

Oakley Hall           Independent businessman since           8,333  (0.3%)(4)
 Age: 54; Director     2000; previously a Pricewaterhouse
 since 2000            Coopers partner

William F. Skewes     Attorney in private practice           40,130  (1.3%)(3)
 Age: 55; Corporate    since 1988; previously a
 Secretary and         partner in the Denver law
 General Counsel;      firm of Kelly, Stansfield &
 Director              O'Donnell from 1977 to 1988
 since 1980


            CLASS III - DIRECTORS WHOSE TERMS WILL EXPIRE AT THE
                             2002 ANNUAL MEETING

William N. Beach      Independent oil operator and           65,000  (2.1%)(3)
 Age: 76; Director     President of Beach Exploration,
 since 1980            Inc. since 1975

Richard B. Stevens    Independent businessman and oil       133,687  (4.4%)(3)
 Age: 71; Director     operator since 1987; President
 since 1987            of SECO Energy Corporation from
                       1981 to 1987


             CLASS II - DIRECTORS WHOSE TERMS WILL EXPIRE AT THE
                             2003 ANNUAL MEETING

James T. Huffman      Chairman and President since          459,209 (15.0%)(2)
 Age: 53; Chairman     1981
 of the Board,
 President; Director
 since 1978

Clarence H. Brown     Independent businessman and             8,333  (0.3%)(4)
 Age: 66; Director     oil operator since December 2000;
 since 2000            Executive Vice President, Chief
                       Operating Officer and Director
                       of Columbus Energy, Inc. from
                       1989 to November 2000; previously
                       Chairman and Chief Executive Officer
                       of Kimbark Oil and Gas Company

All Directors and Officers as a Group (seven persons)       714,692 (23.3%)
_______________________
(1) Owned of record and beneficially unless otherwise indicated.
(2) Includes 147,880 shares owned by members of Mr. Huffman's family.
(3) Includes 30,000 shares subject to currently exercisable stock options.
(4) Includes 8,333 shares subject to currently exercisable stock options.

              Information Concerning Meetings of the
             Board of Directors and Board Committees

     The Board of Directors met four times during fiscal 2000. All directors except Mr. Brown were present for not less than 75% of the meetings. Mr. Brown was elected to the Board in July 2000 and was unable to attend one of two meetings during his tenure due to a conflict in connection with winding-up his job as Chief Operating Officer of Columbus Energy, Inc.

     The Board has an Executive Committee consisting of Messrs.
Butterly, Huffman and Skewes. The Executive Committee did not meet during fiscal 2000. There are no compensation or nominating committees. Such matters are considered by the Executive
Committee or the Board of Directors.

         The Audit Committee of the Board of Directors presently consists of four members: Mr. Butterly, a CPA; Mr. Hall, a CPA; Mr. Brown, an oil company executive; and Mr. Skewes, an attorney. Mr. Butterly has elected to retire from the Board effective on the Annual Meeting date and Mr. Hall will continue in the CPA capacity on the Board. Mr. Skewes, an attorney in private practice, serves as the Company's General Counsel and Corporate Secretary although he is not an employee of the Company and has not received consulting services compensation from the Company for the past three years. Because he is an officer of the Company, Mr. Skewes does not technically meet the definition of an "independent" director under the applicable National Association of Securities Dealers' listing standards. Nevertheless, the Board of Directors believes that Mr. Skewes is independent from management of the Company and that his legal background and his knowledge of financial statements qualify him for membership on the Audit Committee.

                     Audit Committee Report

         The responsibilities of the Audit Committee are set forth in the Audit Committee Charter which has been adopted by the Board of Directors and is attached to this Proxy statement as Appendix "A".

         The Audit Committee met once during fiscal 2000 and has met two times since fiscal 2000 year-end. The Committee reviewed and discussed the Company's audited financial statements for fiscal
2000 with management and the Company's independent auditors, and discussed with the Company's independent auditors the matters required by Statement of Auditing Standards No. 61. The
Committee has received from the independent auditors appropriate disclosures regarding the auditors' independence as required by Independence Standards Board Standard No. 1. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the year ended October 31, 2000 be included in the Company's Annual Report on Form 10-KSB.

Submitted by the Audit Committee of the Board of Directors

          Otto P. Butterly              Oakley Hall
          Clarence H. Brown             William F. Skewes

   Compensation of and Agreements With Non-Employee Directors

         Non-employee directors receive $1,000 plus reimbursement of out-of-pocket expenses for each meeting of the Board of Directors attended and may be paid $100 per hour for committee meeting attendance or for consulting services provided at the request of the majority of the Board of Directors.

         Messrs. Beach, Skewes, and Stevens were each granted a stock option to purchase 30,000 shares of the Company's common stock at $1.94 per share, and Messrs. Brown and Hall were each granted a stock option to purchase 25,000 shares at $4.94 and $5.00, respectively. The option price is the price of the Company's common stock on the option grant date. The options vest in one-third increments beginning on the date of grant and then on each anniversary thereafter until fully vested, and they expire on the fifth anniversary of the date of grant.

         The Company has entered into indemnification agreements with each of its non-employee directors. Those agreements require the Company to indemnify such directors to the fullest extent permitted by Colorado Law and to advance expenses in connection with certain claims against the directors.

         Information Concerning Other Executive Officers
                    and Significant Employees

         In addition to the directors and executive officers listed above, the following persons are executive officers or significant employees as defined by Securities and Exchange
Commission regulations.

  Name      Position        Age             Work Experience
  ----      --------       -----            ---------------
John A.     Vice            59     Prior to joining the Company,
Alsko       President              Secretary/Treasurer and Director of
            and Chief              Bishop Capital Corporation from
            Financial              1995 to 2000.  Previously, Vice
            Officer since          President-Finance of Metro Capital
            June 2000              Corporation from 1987 to 1995.
                                   Certified Public Accountant.

Kenneth     Manager-        51     Prior to joining the Company,
J. DeFehr   Petroleum              Senior Reservoir Engineer for Axem
            Engineering            Resources, Inc. from 1982 to 1990.
            since October          Previously reservoir engineer for
            1990                   Phillips Petroleum Company.  Registered
                                   Professional Engineer.

Torie A.    Manager-        46     Prior to joining the Company,
Vandeven    Geology and            Regional Geologist for Key
            Exploration            Production Company from 1997 to
            since August           1998.  Previously Senior Staff
            1999                   Geologist and Regional Exploitation
                                   Geologist for Amoco Production Company
                                   from 1995 to 1997 and from 1998 to 1999,
                                   respectively.  Prior to 1995, Senior
                                   Staff Geologist for Santa Fe Minerals,
                                   Inc.  Certified Petroleum Geologist.

                     Executive Compensation

         The following table shows, for the fiscal year ended October 31, 2000, the compensation paid or accrued by the Company for services in all capacities to the chief executive officer of the Company. No other executive officer had salary and bonus in excess of $100,000.

                                 Summary Compensation Table

                                 Annual Compensation           Long Term Compensation
                           ------------------------------  -------------------------------
                                                                  Awards           Payouts
                                                           ---------------------   -------
                                                                      Securities             All
                                                Other      Restricted Underlying            Other
Name and Principal                              Annual        Stock    Options      LTIP    Compen-
     Position       Year   Salary    Bonus   Compensation    Award(s)  (Shares)    Payouts  sation
------------------  ----  --------  -------  ------------   ---------  --------    -------  --------
James T. Huffman,   2000  $115,000  $15,000   $20,900(2)       -          -           -     $9,500(1)
 Chief Executive    1999  $118,000  $15,000   $15,800(2)       -          -           -     $3,700(1)
 Officer            1998  $111,000     -      $15,400(2)       -          -           -     $6,000(1)
___________________
(1) Of this amount, approximately 43% represents life insurance premiums and the remainder represents Mr. Huffman's share of employer matching contributions to the Company's 401(K) Retirement Plan.
(2) Of this amount, approximately 88% represents health insurance premiums.

                  Option Grants in Last Fiscal Year

         There were no stock options or stock appreciation rights
("SARs") granted to the named executive or exercised by him during the fiscal year. Aggregate stock option and SAR values at fiscal year-end are set forth in the following table.

                 Aggregated Option/SAR Exercises In Last
             Fiscal Year And Fiscal Year End Option/SAR Values

                                                             Value of
                                            Number of       Unexercised
                                           Unexercised     In-the-Money
                     Number of             Options/SARs    Options/SARs
                       Share                at FY-End       at FY-End
                     Acquired    Value    (Exercisable/   (Exercisable/
    Name           on Exercise  Realized  Unexercisable)  Unexercisable)
-------------      -----------  --------  --------------  --------------
James T. Huffman        -          -       66,667 / -0-   $354,000 / -0-

                SELECTION OF INDEPENDENT AUDITORS
                      (Item 2 on Proxy Card)

         The Board of Directors has appointed, subject to ratification by the stockholders, Hein + Associates as the independent auditors of the Company for fiscal 2001.
Representatives of Hein + Associates will be present at the Annual Meeting to make any statement they so desire and to answer appropriate stockholder questions.

         In the absence of contrary instructions by a stockholder, the shares represented by the proxies will be voted FOR the ratification of the appointment of Hein + Associates as the Company's independent auditors for fiscal 2001.

         The Board of Directors recommends a vote FOR this proposal and will be governed by the decision of a majority of shares voting.

               MANNER AND EXPENSES OF SOLICITATION

         Solicitation of proxies will be by mail. The total expenses of such solicitation will be borne by the Company and will include reimbursement of brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. Solicitation of proxies may be made by telephone or oral communication by regular employees of the Company who will not be directly compensated. In addition, the Company may employ a proxy solicitor. Costs of a proxy solicitor, if any, will be paid by the Company and will not exceed $50,000.

          STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Any proposal which a stockholder intends to present for consideration and action at the next annual meeting of stockholders must be received in writing by the Company no later than October 10, 2001 and must conform to applicable Securities and Exchange Commission rules and regulations.

                          OTHER MATTERS

         The Company knows of no other matters to be brought before the Annual Meeting. However, if other matters come to their attention before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgement on such matters.

         A copy of the Company's Annual Report for the fiscal year ended October 31, 2000, which includes financial statements, is enclosed for your information. The Annual Report is not a part of the proxy solicitation material.

                            APPENDIX A

                   CREDO PETROLEUM CORPORATION
                     Audit Committee Charter

Composition

         The Audit Committee is established as a standing committee of the Board of Directors. It will have at least three members. The Audit Committee members will be (or will become within a reasonable time after appointment) financially literate and at least one member will have accounting or related financial management expertise, as the Board of Directors interprets such qualifications in its business judgement. The members of the Audit Committee will be non-employee members of the Board of Directors who have no relationship that may interfere with the exercise of their independence from management and the Company.
A person may not serve as a member of the Audit Committee of the Board of Directors if:

         (a) That person is or was at any time during the previous three years an employee of the Company or its affiliates;

         (b) That person, currently or at any time during the previous three years, (i) has or had a direct business relationship, including commercial, industrial, banking, consulting, legal, accounting or other relationships, with the Company or (ii) is or has been a partner, controlling shareholder, officer or employee of an organization that has a business relationship, including commercial, industrial, banking, consulting, legal, accounting or other relationships, with the Company, unless the Board of Directors determines in its business judgement that the relationship described in either (i) or (ii) above does not interfere with the director's exercise of independent judgement;

         (c) That person is an executive of another corporation and any executive of the Company currently serves on the compensation committee of that corporation; or

         (d) That person is a spouse, parent, child, sibling, mother or father-in-law, son or daughter-in-law, brother or sister-in-law of, or shares a home with, a person who is or has been at any time during the previous three years an executive officer of the Company or any of its affiliates.

         Notwithstanding the foregoing, the Board of Directors may appoint to the Audit Committee one non-employee director that would otherwise be disqualified under (a) or (b) above, if the Board of Directors determines in its business judgement that such director's membership on the Audit Committee will serve the best interests of the Company and its stockholders.

Statement of Policy

         The Audit Committee will provide assistance to the directors in fulfilling their responsibilities to the stockholders and to the investment community relating to accounting, reporting practices and the quality and integrity of the financial reports of the Company. To that end, it is the responsibility of the Audit Committee to maintain free and open lines of communication between the Board of Directors, the independent auditors and the Company's accounting and financial management.

Responsibilities

         In carrying out its responsibilities, the Audit Committee is expected to:

         (a) Review and make recommendations to the Board of Directors as to which independent auditors should be selected to audit the financial statements of the Company and its subsidiaries;

         (b) Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year, and, after the completion of the audit, to review the results of the audit, including any comments or recommendations made by the independent auditors;

         (c) Review with the independent auditors and the Company's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations from the independent auditors regarding the improvement of those internal control procedures or particular areas where new or more detailed controls or procedures might be necessary to protect material assets of the Company;

         (d) Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Items which could be discussed at such meetings include the independent auditors' evaluation of the Company's financial and accounting personnel, and the cooperation that the independent auditors received during the course of any current or recently completed audit;

         (e)  Submit the minutes of all meetings of the Audit
              Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

         (f) Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate; and

         (g) Review and reassess the adequacy of this Charter on an annual basis.

         The Board of Directors and the Audit Committee will have ultimate authority and responsibility to select, evaluate and replace the independent auditors. The independent auditors are ultimately accountable to the Board of Directors and the Audit Committee. The Audit Committee is responsible for (i) ensuring that the independent auditors, on a periodic basis, submit a formal written statement delineating all relationships between the Company and the independent auditors; (ii) actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and
(iii) recommending that the Board of Directors take appropriate action to ensure the independence of the independent auditors.

PROXY              CREDO PETROLEUM CORPORATION            PROXY
       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of CREDO Petroleum Corporation (the "Company") acknowledges receipt of the Notice of Annual Meeting of the Stockholders to be held March 15, 2001, at 2:30 p.m., MST, in the Wells Fargo Bank, N.A., Forum Room, Seventeenth and Broadway, Denver, Colorado, and hereby appoints Oakley Hall and William F. Skewes, and each of them, with the power of substitution, as Proxies to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournment thereof, hereby ratifying and confirming all that said Proxies may do or cause to be done by virtue thereof. The above named Proxies are instructed to vote all of the undersigned's shares as follows:

1.  Election of Directors: ___  FOR the Class I nominees
                               (except as marked to the contrary
                                below)
                           ___  WITHHOLD AUTHORITY to vote for
                                the Class I nominees listed below

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE
                        LIST BELOW)

         Class I - Oakley Hall         William F. Skewes

2. Proposal to ratify appointment of Hein + Associates as the independent auditors of the Company for fiscal 2001:

           ___ FOR      ___ AGAINST      ___ ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE
                    VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED
                    STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS
                    PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                    Dated this _____ day of ______________, 2001.


                    ____________________________________________
                    Signature


                    ____________________________________________
                    Signature

                    Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees and other fiduciaries should so indicate when signing.